Exhibit 99.1

All Your Foods USA Inc.

Balance Sheet

As of October 31, 2020

TOTAL
ASSETS
Current Assets
Bank Accounts
Business Advantage Chk - 9515 (9515)	12,214.12
Total Bank Accounts	$12,214.12
Accounts Receivable
Accounts Receivable (A/R)	315.65
Total Accounts Receivable	$315.65
Other Current Assets
Inventory	376.55
Inventory Asset	-3,856.38
Uncategorized Asset	-22,098.46
Undeposited Funds	247.01
Total Other Current Assets	$-25,331.28
Total Current Assets	$-12,801.51
TOTAL ASSETS	$-12,801.51
LIABILITIES AND EQUITY
Liabilities
Other Current Liabilities
North Carolina Department of Revenue Payable	35.66
Total Other Current Liabilities	$35.66
Total Current Liabilities	$35.66
Total Liabilities	$35.66
Equity
Opening Balance Equity	274.89
Owner's Pay & Personal Expenses	-4,737.04
Retained Earnings	-355.25
Net Income	-8,019.77
Total Equity	$-12,837.17
TOTAL LIABILITIES AND EQUITY	$-12,801.51
Current Liabilities

All Your Foods USA Inc.

Balance Sheet

As of April 30, 2021

TOTAL
ASSETS
Current Assets
Bank Accounts
Business Advantage Chk - 9515 (9515)	-19,024.35
Checking	-851.45
Total Bank Accounts	$-19,875.80
Accounts Receivable
Accounts Receivable (A/R)	0.00
Total Accounts Receivable	$0.00
Other Current Assets
Inventory	15,695.19
Inventory Asset	-8,433.82
Uncategorized Asset	-50,494.56
Undeposited Funds	1,891.55
Total Other Current Assets	$-41,341.64
Total Current Assets	$-61,217.44
TOTAL ASSETS	$-61,217.44
LIABILITIES AND EQUITY
Liabilities
Current Liabilities
Other Current Liabilities
North Carolina Department of Revenue Payable	917.98
Total Other Current Liabilities	$917.98
Total Current Liabilities	$917.98
Total Liabilities	$917.98
Equity
Opening Balance Equity	274.89
Owner’s Investment	-7,061.78
Owner’s Pay & Personal Expenses	-15,426.60
Retained Earnings	27,207.62
Shareholders	57,750.00
Net Income	-124,879.55
Total Equity	$-62,135.42
TOTAL LIABILITIES AND EQUITY	$-61,217.44

All Your Foods USA Inc.
Profit and Loss November 2019 - October 2020

TOTAL
Income
Sales	22,425.18
Total Income	$22,425.18
Cost of Goods Sold
Cost of Goods Sold	110.21
Total Cost of Goods Sold	$110.21
GROSS PROFIT	$22,314.97
Expenses
Advertising & Marketing	424.43
Ask My Accountant	4,506.75
Bank Charges & Fees	170.94
Car & Truck	435.56
Contractors	14,501.54
Interest Paid	1,820.35
Job Supplies	828.80
Meals & Entertainment	1,244.40
Office Supplies & Software	570.24
Packaging	153.49
Payroll	3,355.91
Payroll Expenses	344.39
Performance	748.06
Reimbursable Expenses	530.49
Travel	169.50
Utilities	529.89
Total Expenses	$30,334.74
NET OPERATING INCOME	$-8,019.77
NET INCOME	$-8,019.77

All Your Foods USA Inc.
Profit and Loss January 31 - April 30, 2021

TOTAL
Income
Sales	23,710.23
Total Income	$23,710.23
Cost of Goods Sold
Cost of Goods Sold	10,071.40
refund	491.00
Shipping	7,262.75
Total Cost of Goods Sold	$17,825.15
GROSS PROFIT	$5,885.08
Expenses
Advertising & Marketing	1,054.74
Bank Charges & Fees	381.41
Contractors	22,373.29
employee tips	720.51
Job Supplies	2,020.17
Legal & Professional Services	254.49
Meals & Entertainment	4,315.18
Office Supplies & Software	6,486.41
Other Business Expenses	4,884.84
Packaging	2,999.47
Payroll	4,311.84
Payroll Expenses	32,526.64
QuickBooks Payments Fees	9.71
Rags	283.86
Reimbursable Expenses	7,923.47
Rent & Lease	3,423.00
Repairs & Maintenance	281.91
Subscriptions	354.15
Travel	758.13
Utilities	1,191.81
Total Expenses	$96,555.03
NET OPERATING INCOME	$-90,669.95
NET INCOME	$-90,669.95

All Your Foods USA Inc.

Statement of Cash Flows

November 2019 - October 2020

TOTAL
Net Income	-8,019.77
Adjustments to reconcile Net Income to Net Cash provided by operations:
Accounts Receivable (A/R)	-315.65
Inventory	-376.55
Inventory Asset	3,856.38
Uncategorized Asset	22,098.46
North Carolina Department of Revenue Payable	35.66
Total Adjustments to reconcile Net Income to Net Cash provided by operations:	25,298.30
Net cash provided by operating activities	$17,278.53
FINANCING ACTIVITIES
Opening Balance Equity	274.89
Owner's Pay & Personal Expenses	-4,737.04
Retained Earnings	-355.25
Net cash provided by financing activities	$-4,817.40
NET CASH INCREASE FOR PERIOD	$12,461.13
CASH AT END OF PERIOD	$12,461.13
OPERATING ACTIVITIES

All Your Foods USA Inc.

Statement of Cash Flows

February - April, 2021

TOTAL
Net Income	-90,669.95
Adjustments to reconcile Net Income to Net Cash provided by operations:
Accounts Receivable (A/R)	0.00
Inventory	-8,715.65
Inventory Asset	-50.00
Uncategorized Asset	171.67
North Carolina Department of Revenue Payable	589.76
Total Adjustments to reconcile Net Income to Net Cash provided by operations:	-8,004.22
Net cash provided by operating activities	$-98,674.17
FINANCING ACTIVITIES
Opening Balance Equity	0.00
Owner's Pay & Personal Expenses	-1,812.99
Retained Earnings	72,046.19
Shareholders	1,000.00
Net cash provided by financing activities	$71,233.20
NET CASH INCREASE FOR PERIOD	$-27,440.97
Cash at beginning of period	9,456.72
CASH AT END OF PERIOD	$-17,984.25
OPERATING ACTIVITIES

Notes to Financial Statements

April 30, 2021

 Note 1 - Nature of Business

 Mera Pharmaceuticals, Inc. is the successor issuer to Aquasearch, Inc. (the “Predecessor”), which was incorporated in Colorado in 1987. On July 25, 2002, the Predecessor merged with and into Mera Pharmaceuticals, Inc., a Delaware corporation formed in June 2002.

Note 2 - Significant Accounting Policies

Basis of Presentation

This summary of significant accounting policies is presented to assist in understanding the Company’s financial statements. These accounting policies conform to accounting principles, generally accepted in the United States of America, and have been consistently applied in the preparation of the financial statements.

Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of expenses during the reporting period. Actual results could differ from those estimates.

Income Taxes

The Company accounts for income taxes under the asset and liability method, where deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statements carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Valuation allowances are established when necessary to reduce deferred tax assets to the amount expected to be realized. No deferred tax assets or liabilities were recognized at March 31, 2021.

Fair Value Measurements

The Company adopted the provisions of ASC Topic 820, “Fair Value Measurements and Disclosures”, which defines fair value as used in numerous accounting pronouncements, establishes a framework for measuring fair value and expands disclosure of fair value measurements.

The estimated fair value of certain financial instruments, including payables to related parties, and accounts payable and accrued expenses are carried at historical cost basis, which approximates their fair values because of the short-term nature of these instruments.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that be used to measure fair value:

Notes to Financial Statements

April 30, 2021

Note 2 - Significant Accounting Policies (continued)

Level 1 - quoted prices in active markets for identical assets or

Level 2 - quoted prices for similar assets and liabilities in active markets or inputs that are observable

Level 3 - inputs that are unobservable (for example cash flow modeling inputs based on assumptions)

The Company’s financial liabilities are measured at fair value and include its notes payable. These liabilities are subject to the measurement and disclosure requirements of ASC 820 and are considered to be Level 3 inputs.

Related Parties

The Company follows ASC 850, Related Party Disclosures, for the identification of related parties and disclosure of related party transactions.

Share-based Expense

ASC 718, “Compensation – Stock Compensation”, prescribes accounting and reporting standards for all share-based payment transactions in which employee services are acquired. Transactions include incurring liabilities, or issuing or offering to issue shares, options, and other equity instruments such as employee stock ownership plans and stock appreciation rights. Share-based payments to employees, including grants of employee stock options, are recognized as compensation expense in the financial statements based on their fair values. That expense is recognized over the period during which an employee is required to provide services in exchange for the award, known as the requisite service period (usually the vesting period).

The Company accounts for stock-based compensation issued to non-employees and consultants in accordance with the provisions of ASC 505-50, “Equity – Based Payments to Non-Employees.” Measurement of share-based payment transactions with non-employees is based on the fair value of whichever is more reliably measurable: (a) the goods or services received; or (b) the equity instruments issued. The fair value of the share-based payment transaction is determined at the earlier of performance commitment date or performance completion date.

The Company had no stock-based compensation plans as of April 30, 2021.

Cash

For the Statements of Cash Flows, all highly liquid investments with maturity of three months or less are considered to be cash equivalents. There were no cash equivalents as of April 30, 2021.

        Notes to Financial Statements

April 30, 2021

Note 2 - Significant Accounting Policies (continued)

Earnings Per Share Information

FASB ASC 260, “Earnings Per Share” provides for calculation of “basic” and “diluted” earnings per share. Basic earnings per share includes no dilution and is computed by dividing net income (loss) available to common shareholders by the weighted average common shares outstanding for the period. Diluted earnings per share reflect the potential dilution of securities that could share in the earnings of an entity similar to fully diluted earnings per share. Basic and diluted loss per share were the same, at the reporting dates, as there were no common stock equivalents outstanding.

Going Concern

The Company’s financial statements are prepared in accordance with generally accepted accounting principles applicable to a going concern. This contemplates the realization of assets and the liquidation of liabilities in the normal course of business. Currently, the Company does not have cash and no material assets, nor does it have operations or a source of revenue sufficient to cover its operation costs and allow it to continue as a going concern. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The Company will be dependent upon the raising of additional capital through placement of our common stock in order to implement its business plan, or merge with an operating company. There can be no assurance that the Company will be successful in either situation in order to continue as a going concern. The officers and directors have committed to advancing certain operating costs of the Company.

Recent Accounting Pronouncements

There were recently issued updates most of which represented technical corrections to the accounting literature or application to specific industries and are not expected to have a material impact on our financial position, results of operations or cash flows.

Note 3 -

Subsequent Events

The Company has evaluated subsequent events from the balance sheet through June 28, 2021 which is through the date of this filing, and determined there are were the following events to disclose.